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                                                                    EXHIBIT 10.1

                          TRANSKARYOTIC THERAPIES, INC.

                            STOCK PURCHASE AGREEMENT

                                   July   , 1988


Warburg, Pincus Capital Company, L.P.
466 Lexington Avenue
New York, New York 10017

Dear Sirs:

     Transkaryotic Therapies, Inc., a Delaware Corporation (the "Company") hereby agrees with Warburg, Pincus Capital Company, L.P. (the "Investor") as follows:

SECTION 1:  PURCHASE AND SALE OF STOCK
            --------------------------

     Subject to the terms and conditions hereof, the Company hereby agrees to sell to the Investor and the Investor hereby subscribes for and agrees to purchase from the Company, 50,000 shares of common stock of the Company, par value $0.01 per share ("Common Stock") at a price per share of $0.01, and 1,000 shares of preferred stock of the Company, par value $1.00 per share ("Preferred Stock"), at a price per share of $1000.00 such sums totalling $1,000,500 in the aggregate.

     Such sales and purchases shall be effected simultaneously with the execution of this Agreement by the Company executing and delivering to the Investor duly executed stock certificates evidencing the shares of Preferred Stock and Common Stock to be purchased, duly registered in the name of the Investor, against delivery by the Investor of a check in the amount of $1,000,500 to the Company.

SECTION 2.  WARRANTIES AND REPRESENTATIONS OF THE COMPANY
            ---------------------------------------------

     The Company warrants and represents to the Investor that:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Annexed hereto as Exhibits A and B respectively, are true and complete copies of the Certificate of Incorporation and By-Laws of the Company.

     (b) The Company has been recently formed and does not yet conduct any business. The Company has no assets and its only liabilities are those incurred in connection with the Company's incorporation.

     (c) The Board of Directors of the Company has authorized the execution, delivery, and performance of this Agreement, and each of the transactions contemplated hereby. No other


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corporate action is necessary to authorize such execution and delivery, and upon such execution and delivery, the Agreement shall constitute a valid and binding obligation of the Company. The Board of Directors has authorized the issuance and delivery of the Common Stock, and the Preferred Stock in accordance with this Agreement.

     (d) The shares of Preferred Stock to be issued and sold by the Company pursuant to this Agreement, when delivered for the consideration specified herein, will be validly issued by the Company, fully paid and nonassessable shares of the Company, and no shareholder of the Company has any preemptive rights to subscribe for any shares of such Preferred Stock. The shares of Common Stock to be issued and sold by the Company pursuant to this Agreement when issued will be validly issued by the Company, fully paid and nonassessable shares of the Company, and no shareholder of the Company has any preemptive rights to subscribe for any shares of such Common Stock.

     (e) Neither the nature of the business which the Company proposes to conduct, nor any relationship between the Company and any other Person, nor any circumstance in connection with the creation, authorization, issuance, offer or sale of the Preferred Stock or Common Stock is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company or the vote, consent or approval in any manner of the holders of any Security of the Company as a condition to the execution and delivery of this Agreement or the creation, authorization, issuance, offer, and sale of the Preferred Stock and the Common Stock. The execution and delivery by the Company of this Agreement and the performance by the Company of this Agreement and the performance by the Company of its obligations hereunder will not violate (i) the terms and conditions of the Company's Certificate of Incorporation, or By-Laws, or any agreement to which the Company is a party or (ii) any federal or state law.

SECTION 3.  INVESTOR REPRESENTATIONS.
            ------------------------

     The Investor represents and agrees with the Company as follows:

     3.1 Offering Exemption.
         ------------------

     The Investor understands that the shares of Preferred Stock and the shares of Common Stock have not been registered under the Securities Act of 1933 as amended (the "Act"), nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of the Investor contained herein.

     3.2 Knowledge of Offer.
         ------------------

     The Investor has been given the opportunity to obtain from the Company all information from the Company that it has requested regarding its business plans and prospects.


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     3.3 Knowledge and Experience; Ability to Bear Economic Risks.
         --------------------------------------------------------

     The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement; the Investor is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

     3.4 Limitations on Disposition.
         --------------------------

     The Investor recognizes that no public market exists for the Preferred Stock or the Common Stock, and no representation has been made to the Investor that such public market will exist in the future. The Investor understands that the Investor must bear the economic risk of this investment indefinitely unless its shares of Preferred Stock or Common Stock are registered pursuant to the Act or an exemption from such registration is available, and unless the disposition of such shares is qualified under applicable state securities laws or an exemption from such qualification is available, and that, except as provided in
Section 5 of this Agreement, the Company has no obligation or present intention of so registering the Preferred Stock or the Common Stock. The Investor further understands that there is no assurance that any exemption from the Act will be available, or, if available, that such exemption will allow the Investor to dispose of or otherwise transfer any or all of the Preferred Stock or the Common Stock, in the amounts, or at the times the Investor might propose. The Investor understands at the present time Rule 144 promulgated under the Act by the Securities and Exchange Commission ("Rule 144") is not applicable to sales of the Preferred Stock or the Common Stock because neither are registered under
Section 12 of the Exchange Act and there is not publicly available the information concerning the Company specified in Rule 144. The Investor further acknowledges that the Company is not presently under any obligation to register under Section 12 of the Exchange Act or to make publicly available the information specified in Rule 144 and that it may never be required to do so.

     3.5 Investment Purpose.
         ------------------

     The Investor is acquiring the Preferred Stock and Common Stock solely for its own account for investment and not with a view toward the resale, transfer, or distribution thereof, nor with any present intention of distributing the Preferred Stock or Common Stock. No other person has any right with respect to or interest in the Preferred Stock or Common Stock to be purchased by the Investor, nor has the Investor agreed to give any person any such interest or right in the future.

     3.6 Capacity.
         --------

     The Investor has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder.


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SECTION 4.  COVENANTS OF THE PARTIES
            ------------------------

     4.1 Election of Directors.
         ---------------------

     The Company shall take all necessary corporate action, to elect Peter Stalker, III, and Patrick J. Mahaffy to the Board of Directors of the Company.

     The Company shall annually nominate and shall use its best efforts to solicit the Company's shareholders to elect as directors, two individuals designated by the Investor as long as the Investor continues to own at least ten percent (10%) of the then outstanding number of shares of Common Stock and one individual designated by the Investor as long as the Investor continues to own at least two percent (2%) of the then outstanding number of Shares of Common Stock.

     4.2 Resale of Securities.
         --------------------

     (a) The Investor covenants that it will not sell or otherwise transfer any shares of Preferred Stock or shares of Common Stock except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder.

     (b) The certificates evidencing the shares of Preferred Stock and the certificates evidencing the shares of Common Stock will bear the following legend reflecting the foregoing restrictions on the transfer of such securities:

     "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

     4.3 Right of First Refusal.
         ----------------------

     If at any time after the date hereof, the Company proposes to sell equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company, (other than the issuance of securities (x) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Act, (y) pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other form of reorganization or (z) pursuant to an employee stock option plan, stock bonus plan, stock purchase plan or other management equity program) pursuant to a bona fide offer to purchase, the Company shall give the Investor written notice setting forth in reasonable detail (i) the designation and all of the terms and provisions of the securities proposed to be sold, including, where applicable, the voting powers, preferences and relative, participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (ii) the price and other terms of the proposed sale of such securities; (iii) the


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amount of such securities proposed to be sold; and (iv) such other information as the Investor may reasonably request in order to evaluate the proposed sale. The Investor shall have the prior right to purchase all, or such portion, of such securities proposed to be sold at the price and upon the terms of such proposed sale described in such notice. The Investor shall have thirty (30) days after receipt of such notice and the furnishing of all reasonably requested information within which to notify the Company as to whether and to what extent Investor elects to purchase securities pursuant to such proposed sale.

     The election by the Investor not to exercise its right of first refusal in any instance shall not affect its right of first refusal as to any subsequent proposed sale. Any sale of such securities by the Company without first giving the Investor the right of first refusal described above shall be void and of no force and effect. If the Investor does not exercise the above right of first refusal with respect to the securities proposed to be sold by the Company, or does not elect to purchase all of such securities, the Company may proceed to sell such securities within ninety (90) days following the expiration of the thirty day period described above, but only upon the terms of proposed sale as described in the notice referred to above.

     The rights provided by this Section 4.3 shall expire upon the closing of a firm commitment underwritten public offering of Common Stock of the Company.

     4.4 Accounting Firm.
         ---------------

     Within 90 days after the date hereof, the Company shall retain as its auditors an accounting firm of recognized national standing reasonably acceptable to the Investor.

     4.5 Insurance.
         ---------

     The Company shall maintain with financially sound and reputable insurance companies insurance on the business and properties of the Company (including, without limitation, product liability coverage, and directors and officers liability insurance) in at least such amounts and against at least such risks as are usually insured against by companies engaged in similar businesses and as shall be reasonably acceptable to the Issuer.

     5. REGISTRATION RIGHTS
        -------------------

     5.1 Definitions.
         -----------

     As used in this Section 5:

     (a) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

     (b) the term "Registrable Securities" means (A) shares of Common Stock issued to the Investor pursuant to this Agreement or thereafter acquired by the Investor, including shares of Common Stock issuable upon conversion of any convertible security of the Company or upon


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any exercise of a warrant or right to acquire Common Stock and (B.) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A) above;

     (c) the term "Holder" shall mean any holder of Registrable Securities;

     (d) the term "Initiating Holder" shall mean any Holder or Holders who in the aggregate are Holders of more than 50% of the then outstanding Registrable Securities;

     (e) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act;

     (f) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 5.2 and 5.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); and

     (g) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders.

     5.2 Requested Registration.
         ----------------------

     (a) REQUEST FOR REGISTRATION. If the Company shall receive from an Initiating Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders of Registrable Securities; and

          (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under Section 5.2 (a)(i) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 5.2:

               (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in



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          such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder; or

               (B) After the Company has effected two (2) such registrations pursuant to this Section 5.2(a) and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 5.2(b) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no absolute right to include any of its securities in any such registration.

     The registration rights set forth in this Section 5.2 shall be assignable, in whole or in part, to any transferee of Common Stock (who shall be bound by all obligations of this Section 5).

     (b) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5.2. If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to Section 5.2, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Shareholders") request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section
5. The Company shall (together with all officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 5.2, if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors (other than Registrable Securities) of the Company and the securities held by Other Shareholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of shares of the Company and Other Shareholders, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis, by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number



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of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     5.3 Company Registration.
         --------------------

     (a) If the Company shall determine to register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

          (i) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 5.3(b) below. Such written request may specify all or a part of the Holders' Registrable Securities.

     (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to
Section 5.3(a)(i). In such event, the right of each of the Holders to registration pursuant to this Section 5.3 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 5.3, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (x) if such registration is the first registered offering of the Company's securities to the public, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto, and (y) if such registration is other than the first registered offering of the Company's securities to the public, the underwriter may (subject to the allocation priority set forth below) limit the is number of Registrable Securities to be included in the registration and underwriting to not less than twenty five percent (25%) of the securities included therein (based on aggregate market values). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Shareholders of the Company (other than Registrable Securities and other than securities held by holders who by contractual right demanded such registration ("Demanding



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Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders shall be reduced, on a pro rata basis, by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (c) NUMBER AND TRANSFERABILITY. Each of the Holders shall be entitled to have its shares included in an unlimited number of registrations pursuant to this Section 5.3. The registration rights granted pursuant to this Section shall be assignable, in whole or in part, to any transferee of the Common Stock (who shall be bound by all obligations of this Section 5).

     5.4 Expenses of Registration.
         ------------------------

     All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 5 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by any of the Holders, as applicable, the registration statement does not become effective, in which case each of the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request, and provided, further, that such registration shall not be counted as a registration pursuant to Section 5.2(a)(ii)(3).

     5.5 Registration Procedures.
         -----------------------

     In the case of each registration effected by the Company pursuant to
Section 5, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

     (a) Keep such registration effective for a Period of one hundred twenty
(120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration in accordance with provisions in paragraph 5.9 hereof; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration



                                      - 9 -

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statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request; and

     (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 5.2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement is with an underwriter reasonably acceptable to the Company and contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

     5.6 Indemnification.
         ---------------

     (a) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 5, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

     (b) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each Other Shareholder and each of their officers, directors, and partners, and each person controlling such Other Shareholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading by



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such Holder, and will reimburse the Company and such Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the proceeds to such Holder of securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     5.7 Information by the Holders.
         --------------------------

     Each of the Holders and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 5.

     5.8 Rule 144 Reporting.
         ------------------

     With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

     (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

     (b) Use its best efforts to file with the Commission ) in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

     (c) so long as the Investor owns any Registrable Securities, furnish to the Investor upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety
(90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the company, and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

     5.9 "Market Stand-off" Agreement.
          ---------------------------

     Each of the Holders shall agree, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Act, provided that:

     (a) such agreement only applies to the first such registration statement of the Company which includes securities to be sold on the Company's behalf to the public in an underwritten offering; and

     (b) all Other Shareholders and officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said ninety (90) day period.


SECTION 6.  INFORMATION AS TO COMPANY AND RELATED COVENANTS
            -----------------------------------------------

     6.1 Financial and Business Information.
         ----------------------------------

     From and after the date hereof, the Company shall deliver to the Investor so long as it holds at least 10% of the outstanding Common Stock or holds other securities which may be converted into a number of shares of Common Stock as would equal at least 10% of the Common Stock outstanding upon such conversion:

     (a) MONTHLY AND QUARTERLY STATEMENTS, as soon as practicable, and in any event within thirty (30) days of the close of each month of each fiscal year of the Company in the case of Monthly Statements and forty-five (45) days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of Quarterly Statements, a consolidated balance sheet, statement of income and statement of changes in financial position of the Company and its Subsidiaries, if any, as of the close of such month or quarter, as the case may be, and covering operations for such month or quarter and the portion of the Company's fiscal year ending on the last day of such month or quarter, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, subject to audit and year end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year;

     (b) ANNUAL STATEMENTS, as soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, a copy of:

          (i) consolidated and consolidating balance sheets of the Company and its Subsidiaries, if any, at the end of such year, and

          (ii) consolidated and consolidating statements of income, stockholders' equity and changes in financial position of the Company and its Subsidiaries, if any, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Investor, which opinion shall state that such financial statements fairly present the financial position of the Company and its Subsidiaries, if any, on a consolidated basis and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and that the examination of such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

     (c) BUSINESS PLAN; PROJECTIONS, prior to the by commencement of each fiscal year of the Company, an annual business plan of the Company and projections of operating results, prepared on a monthly basis, and a three year business plan of the Company and projections of operating results. Within 45 days of the close of each fiscal quarter of the Company, if so requested by the Investor, the Company shall provide the Investor with a comparison of actual year-to-date results with the corresponding budgeted figures;

     (d) AUDIT REPORTS, promptly upon receipt thereof, one copy of each other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company and its Subsidiaries, if any;

     (e) RESEARCH STATUS REPORTS, as soon as practicable and in any event within fifteen (15) days of the end of each quarter of each fiscal year of the Company, a status report as regards the research and development conducted by the Company in the prior quarter and to be conducted by the Company in the forthcoming quarter;

     (f) OTHER REPORTS, promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to its shareholders generally, of each financial statement, report, notice or proxy statement sent by the Company or any of its Subsidiaries to the Commission or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any of its Subsidiaries with, or received by such Person in connection therewith from, any securities exchange or the Commission or any successor agency, of any press release issued by the Company or any of its Subsidiaries, and of any material of any nature whatsoever prepared by the Commission, or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or any of its Subsidiaries; and

     (g) REQUESTED INFORMATION, with reasonable promptness, the Company shall furnish the Investor with such other data and information as from time to time may be reasonably requested.

     6.2 INSPECTION. As long as the Investor holds at least 10% of the outstanding Common Stock or holds other securities convertible into a number of shares of Common Stock outstanding upon such conversion, the Company shall permit the Investor, its nominee, assignee, and its representative to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with the Investor, its nominee, assign and representatives the finances and affairs of the Company and its Subsidiaries, if any), all at such reasonable times and as often as may be reasonably requested.

     6.3 Confidentiality.
         ---------------

     As to so much of the information and other material furnished under or in connection with this Agreement (whether furnished before, on or after the date hereof) as constitutes or contains confidential business, financial or other information of the Company or its Subsidiaries, if any, the Investor covenants for itself and its directors, officers and partners that it will use due care to prevent its respective officers, directors, employees, counsel, accountants and other representatives from disclosing such information to persons other than their respective authorized employees, counsel, accountants, shareholders, partners, limited partners and other authorized representatives; provided, however, that the Investor may disclose or deliver any information or other material disclosed to or received by the Investor should such disclosure or delivery be required by law.

SECTION 7.  INTERPRETATION OF THIS AGREEMENT
            --------------------------------

     7.1 Terms Defined.
         -------------

     As used in this Agreement, the following terms have the respective meaning set forth below or set forth in the Section hereof following such term:

     ACT: the Securities Act of 1933, as amended.

     COMMISSION: see Section 5.1 hereof.

     COMMON STOCK: Common Stock par value $0.01 of the Company.

     EXCHANGE ACT: the Securities Exchange Act of 1934, as amended.

     PERSON: an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political, subdivision thereof.

     PREFERRED STOCK: Preferred Stock par value $1.00 of the Company

     SECURITY, SECURITIES: as defined in Section 2(1) of the Act.

     SUBSIDIARY: a corporation of which the Company owns, directly or indirectly, more than 50% of the Voting Stock.

     VOTING STOCK: securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     7.2 Accounting Principles.
         ---------------------

     Where the character or amount of any asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     7.3 Directly or Indirectly.
         ----------------------

     Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     7.4 Governing Law.
         -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     7.5 Paragraph and Section Headings.
         ------------------------------

     The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.


SECTION 8.  MISCELLANEOUS
            -------------

     8.1 Notices.
         -------

     (a) All communications under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid:

          (i) if to the Investor, at the addresses shown below, marked for attention as there indicated, or at such other address as the Investor may have furnished the Company in writing;

                  Warburg, Pincus Capital Company, L.P.
                  466 Lexington Avenue
                  New York, New York 10017
                  Attention: Peter Stalker, III

          (ii) if to the Company, at its address shown at the beginning of this Agreement, marked for the attention of the President of the Company, or at such other address as it may have furnished in writing to each of the Investors.

     (b) Any notice so addressed and mailed by registered or certified mail shall be deemed to be given on the third business day after the date the same is so mailed.

     8.2 Expenses and Taxes.
         ------------------

     The Company will pay, and save the Investor harmless from any and all liabilities (including interest and penalties) with respect to, or resulting from any delay or failure in paying, stamp and other taxes (other than income taxes), if any, which may be payable or determined to be payable on the execution and delivery of this Agreement or acquisition of its capital stock pursuant to this Agreement.

     8.3 Reproduction of Documents.
         -------------------------

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Investor pursuant hereto (except for certificates evidencing the Preferred Stock and Common Stock itself) and (c) financial statements, certificates and other information previously or hereafter furnished to the Investor, may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     8.4 Successors and Assigns.
         ----------------------

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The Investor may assign all or any portion of its rights herein to any purchaser of some or all of the capital stock of the Company purchased by it; provided, however, that (i) such assignees make representations to the Company comparable to those contained in Section 3 hereof, (ii) such assignees agree to be bound by the provisions of Section 4.2 hereof and (iii) the Company is furnished within a reasonable time of its request, such information as it shall reasonably request relating to such assignees.

     8.5 Entire Agreement; Amendment and Waiver.
         --------------------------------------

     This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understandings among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investor.

                                         Very truly yours,

                                         TRANSKARYOTIC, THERAPIES INC.


                                         By:  /s/ Peter Stalker, III
                                             -----------------------------


ACCEPTED & AGREED:

WARBURG, PINCUS CAPITAL COMPANY, L.P.


By: /s/ Peter Stalker, III
    ---------------------------------